Exhibit 99.1

Meta Financial Group, Inc.® Provides Earnings Per Share Outlook for Fiscal Years 2019 and 2020

National Lending Programs Expected to Positively Impact Earnings Growth

Sioux Falls, S.D., September 12, 2018 (GLOBE NEWSWIRE) - Meta Financial Group, Inc.® (Nasdaq: CASH) (“Meta” or the “Company”) announced today it is providing an earnings per share outlook for fiscal years 2019 and 2020. Meta announced guidance as to its anticipated fiscal year 2019 GAAP earnings per common share, giving effect to the previously announced three-for-one forward stock split, to be in the range of $2.30 to $2.70. The Company also introduced guidance on anticipated fiscal year 2020 GAAP earnings per common share, giving effect to the three-for-one forward stock split, to be in the range of $3.10 to $3.80. As the Company finalizes valuation aspects of the Crestmark merger, the Company has incorporated into its earnings per common share guidance preliminary ranges of total expected intangible amortization expense.
“In light of the recent closing of the transformational Crestmark merger and the expansion of our national lending programs in fiscal 2018, we deemed it appropriate to provide certain financial guidance,” said Chairman and CEO J. Tyler Haahr. “The Company is focused on integrating and executing these initiatives, and we expect to realize the benefits of these activities in fiscal year 2019 and to a greater extent in fiscal year 2020.”
The above estimates assume total intangible amortization expense, including those from the recent Crestmark acquisition, to range between $20.0 million and $24.0 million in fiscal year 2019 and between $9.0 million and $13.0 million in fiscal year 2020, subject to completion of the Crestmark merger valuation. The Company’s guidance is based on current plans, expectations and assumptions, including assumptions of an average of 40.0 million outstanding diluted shares for fiscal year 2019 and an average of 40.5 million outstanding diluted shares for fiscal year 2020, and is subject to a number of known and unknown uncertainties and risks, including those set forth below under “Forward Looking Statements.”

About Meta Financial Group.®
Meta Financial Group, Inc.® (Nasdaq: CASH) is the holding company for the financial services company MetaBank® (“Meta”). Founded in 1954, Meta has grown to operate in several different financial sectors: payments, tax services, national commercial lending, community banking, national consumer lending and insurance premium financing. Meta works with high-value niche industries, strategic-growth companies and technology adopters to grow their businesses and build more profitable customer relationships. Meta tailors solutions for bank and non-bank businesses, and provides a focused collaborative approach. The organization is helping to shape the evolving financial services landscape by directly investing in innovation and acquiring complementary businesses that strategically expand its suite of services. Meta has a national presence and over 1,200 employees, with corporate headquarters in Sioux Falls, S.D. For more information, visit the Meta Financial Group website or LinkedIn.

Forward Looking Statements
Meta Financial Group, Inc.® (“the Company” or “us”) and its wholly-owned subsidiary, MetaBank® (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in this press release, the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s reports to stockholders, and in other communications by the Company and MetaBank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “guidance,” “future,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, expectations with respect to the Company’s recent acquisition of Crestmark and the Company’s national lending programs and the guidance for expected earnings per common share, including assumptions incorporated into such guidance. The following factors, among others, could cause the Company’s financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that the businesses of Meta and MetaBank, on the one hand, and Crestmark and Crestmark Bank, on the other hand, may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities, beneficial synergies and/or operating efficiencies from the merger with Crestmark may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the merger with Crestmark; potential litigation or regulatory actions relating to the merger transaction; the risk that the Company may incur unanticipated or unknown losses or liabilities as a result of the merger with Crestmark; the risk that the amount of recoveries with respect to the Company’s purchased student loan portfolios, whether as a result of the ReliaMax liquidation plan, the state insurance guarantee fund or otherwise, is less than expected (including that the Company does not recover any such amounts at all); the risk that the Company may recognize loan losses or direct servicing costs in excess of the Company’s estimates, whether as a result of the ReliaMax liquidation proceeding or otherwise; actual changes in interest rates and the Fed Funds rate; additional changes in tax laws; maintaining our executive management team; the strength of the United States’ economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development and acceptance of new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry; our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures MetaBank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving MetaBank’s divisions; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by MetaBank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at maintaining its high-quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release speak only as of the date hereof. Additional discussions of factors affecting the Company’s business and prospects are reflected under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended September 30, 2017, and in other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Investor Relations and Media Contact:
Brittany Kelley Elsasser
Director of Investor Relations
605.362.2423
bkelley@metabank.com